CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Future Healthcare of America (the "Registrant") on Form 10-Q for the period ending September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Quarterly Report"), we, Christopher J. Spencer, President, CEO and Treasurer and John Busshaus, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date:	8/14/2015	By:	/s/ Christopher J. Spencer
Christopher J. Spencer
Chief Executive Officer and President

Date:	8/14/2015	By:	/s/ John Busshaus
John Busshaus
Chief Financial Officer